Exhibit 10.1

SECURITIES Exchange AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (the “Agreement”) is made as of May 13, 2024 (the “Effective Date”), by and among Cardiff Lexington Corporation, a corporation organized under the laws of the state of Nevada (the “Company”), and Leonite Capital LLC, a limited liability company organized under the laws of the State of Delaware (the “Purchaser”).

Recitals

A. WHEREAS, the Purchaser owns that certain outstanding Consolidated Convertible Promissory Note, issued by the Company on September 22, 2022 (the “Exchanged Note”).

B. WHEREAS, the Purchaser and the Company have determined that it is in the best interests of the Company that the Purchaser tender the Exchanged Note in exchange for the number of shares of Series Y Senior Convertible Preferred Stock (the “Preferred Shares”) set forth opposite the Purchaser’s name on Exhibit A.

C. WHEREAS, the certificate of designation that sets forth the terms of the Preferred Shares is attached hereto as Exhibit B (the “Designation”).

D. WHEREAS, the Company with the prior written consent of the Purchaser may permit other holders of convertible promissory notes to exchange their notes for Preferred Shares on the same basis as set forth in this Agreement.

E. WHEREAS, The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1. Exchange and Purchase of Securities

1.1 Exchange of Exchanged Note for Preferred Shares. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser shall tender to the Company, the Exchanged Note set forth on Exhibit A. In exchange for the Purchaser tendering the Company the Exchanged Note, the Company shall issue to Purchaser the number of Preferred Shares set forth on Exhibit A.

2.	Closing and Delivery

2.1 Closing. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place on or as soon as practicable after the date of this Agreement (the “Closing Date”). The Closing shall take place on the date hereof upon the issuance to the Purchaser of the Preferred Shares. From and after such Closing, the Exchanged Note shall automatically be deemed tendered by the Purchaser to the Company and thereby terminated and of no further force and effect with all obligations thereunder fully terminated and otherwise satisfied. Any certificate or other evidence of the Exchanged Note shall be void. The Purchaser and the Company hereby releases and forever discharges each other and each of their respective officers, directors, attorneys, employees, agents, representatives, predecessors and successors in interest and assigns of and from each and every right, claim, debt, demand, obligation, liability, action, damages, and cause of action whatsoever, known or unknown, foreseen or unforeseen, that it has or may have against the Company and such parties, from the beginning of time until the date hereof, arising out of the Exchanged Note (but excluding any obligations of the Parties under this Agreement).

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2.2 Delivery. On the Closing Date, or as promptly as commercially reasonable thereafter, the Purchaser and the Company shall deliver, at such location as may be agreed to by the parties (including via exchange of electronic signatures), an executed copy of this Agreement and executed copies of such other documents as may be necessary or desirable to effectuate the transactions and the Company shall issue, or cause its transfer agent to issue, to the Purchaser the Preferred Shares.

3.	Representations and Warranties of the Company

Except as set forth in the corresponding section of the Disclosure Schedule delivered to the Purchaser concurrently herewith and attached hereto as Schedule I (the “Disclosure Schedule”) or as disclosed in the Disclosure Materials (as defined below), the Company hereby makes the following representations and warranties as of the date hereof and as of each Closing Date to the Purchaser:

3.1 Organization, Good Standing and Qualification. The Company and each of its Subsidiaries (as defined below) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its Subsidiaries has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2 Corporate Power. The Company has all requisite corporate power: (i) to execute and deliver this Agreement, (ii) to issue the Preferred Shares, (iii) to issue any shares of Common Stock to be acquired upon the conversion of the Preferred Shares (the “Underlying Securities” and collectively with the Preferred Shares the “Securities”), and (iv) to enter into and deliver the other instruments, documents and agreements being entered into at the Closing (each a “Transaction Document” and collectively, the “Transaction Documents”) and to carry out and perform its obligations under the terms of the Transaction Documents.

3.3 Subsidiaries and Affiliates. Section 3.3 of the Disclosure Schedule sets forth a true and correct description of all of the Company’s Subsidiaries and Affiliates and the capitalization (including options, warrants and other such equity) as of the date hereof. For purposes of this Agreement, the term “Subsidiary” means, with respect to the Company, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Affiliates and the term “Affiliate” means, as to any person (the “Subject Person”), any other person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the Subject Person. For the purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, through representation on such person’s board of directors or other management committee or group, by contract or otherwise. All references contained herein to the terms Subsidiary or Affiliate, shall be applicable to all Subsidiaries and Affiliates whether they existed as of the date hereof or were created, acquired, or otherwise came to be included in the foregoing terms subsequent to the date hereof.

3.4 Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization of the Transaction Documents and the execution, delivery and performance of all obligations of the Company under the Transaction Documents, including, but not limited to, the issuance and delivery of the Securities, has been taken or will be taken prior to the issuance of such Securities. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Underlying Securities, when issued in compliance with the provisions of the Transaction Documents, will be, validly issued, fully paid and non-assessable and free of any liens, encumbrances, security interests or other adverse claim (a “Lien”) and issued in compliance with all applicable federal and securities laws.

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3.5 Governmental Consents. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) such other filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Section 4 hereof, the Company has taken all action necessary to exempt: (i) the issuance and sale of the Preferred Shares in exchange for the Exchanged Note, (ii) the issuance of the Underlying Securities upon due conversion of the Preferred Shares, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any preemptive rights, stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or Bylaws, or other organizational documentation, as the case may be, that is or could reasonably be expected to become applicable to the Purchaser as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchaser or the exercise of any right granted to the Purchaser pursuant to this Agreement or the other Transaction Documents.

3.6 Compliance with Laws. Neither the Company nor any Subsidiary is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would have a Material Adverse Effect.

3.7 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of any term of its organizational documents, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a Material Adverse Effect on the Company. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated by the Transaction Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any Lien upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any of its Subsidiaries, its business or operations or any of its assets or properties. The exchange of the Exchanged Note for the Preferred Shares and the subsequent issuance of the Underlying Securities are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.8 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any person listed in the first paragraph of Rule 506(d)(1) of the Securities Act, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

3.9 Capitalization. Company has authorized shares as set forth in Section 3.9 of the Disclosure Schedule. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all applicable securities laws. Except for the Securities or as otherwise set forth in Section 3.9 of the Disclosure Schedule, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of common stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of common stock, or securities or rights convertible or exchangeable into shares of common stock. Except for the Securities or as otherwise set forth in Section 3.9 of the Disclosure Schedule, there are no price based anti-dilution or price adjustment provisions contained in any security issued by Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities will not obligate Company to issue shares of common stock or other securities to any person (other than the Purchaser) and will not result in a right of any holder of Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth in Section 3.9 of the Disclosure Schedule, Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

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3.10 SEC Reports; Financial Statements. The Company has filed all reports and registration statements required to be filed by it under either (i) the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, or (ii) the Alternative Reporting Standard as offered by OTC Markets Group, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedule to this Agreement, the “Disclosure Materials”). As of their respective dates, the Disclosure Materials complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, or the Alternative Reporting Standard as applicable, and none of the Disclosure Materials, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Disclosure Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission or OTC Markets as applicable, with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.11 Material Changes. Since the date of the latest financial statements, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock-based plans or agreements.

3.12 Litigation. Except as set forth in Section 3.12 of the Disclosure Schedule, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by governmental authority, or any litigation civil or otherwise, involving the Company or any current or former director or officer of the Company or its Subsidiaries.

3.13 Labor Relations. Neither Company nor any Subsidiary is a party to or bound by any collective bargaining agreements or other agreements with labor organizations. Neither Company nor any Subsidiary has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

3.14 Regulatory Permits. Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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3.15 Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which Company and the Subsidiaries are in compliance.

3.16 Taxes.

(a) The Company and its Subsidiaries have timely and properly filed all tax returns required to be filed by them for all years and periods (and portions thereof) for which any such tax returns were due, except where the failure to so file would not have a Material Adverse Effect; all such filed tax returns are accurate in all material respects; the Company has timely paid all taxes due and payable (whether or not shown on filed tax returns), except where the failure to so pay would not have a Material Adverse Effect; there are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid; the reserves for taxes, if any, reflected in the financial statements are adequate, and there are no Liens for taxes on any property or assets of the Company and any of its Subsidiaries (other than Liens for taxes not yet due and payable); there have been no audits or examinations of any tax returns by any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal (a “Governmental Body”), and the Company or its Subsidiaries have not received any notice that such audit or examination is pending or contemplated; no claim has been made by any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction; to the knowledge of the Company, no state of facts exists or has existed which would constitute grounds for the assessment of any penalty or any further tax liability beyond that shown on the respective tax returns; and there are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax.

(b) Neither the Company nor any of its Subsidiaries is a party to any tax-sharing agreement or similar arrangement with any other Person.

(c) The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4. The Company has not been a participant in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(d) No payment or benefit paid or provided, or to be paid or provided, to current or former employees, directors or other service providers of the Company will fail to be deductible for federal income tax purposes under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

3.17 Patents and Trademarks. Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. All such Intellectual Property Rights are enforceable. Company and its Subsidiaries have taken reasonable steps to protect Company’s and its Subsidiaries’ rights in their Intellectual Property Rights and confidential information (the “Confidential Information”). Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of Company’s or its Subsidiaries’ Confidential Information to any third party.

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3.18 Environmental Matters. Neither Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any Governmental Body relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

3.19 Insurance. Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and the Subsidiaries are engaged. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.20 Transactions with Affiliates and Employees. Except as disclosed in the Company’s audited financial statements or the Disclosure Materials, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of Company.

3.21 Brokers and Finders. No person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon Company, any Subsidiary or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

3.22 Questionable Payments. Neither Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of Company or any Subsidiary, has on behalf of Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.23 Solvency. The Company has not (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

3.24 Foreign Corrupt Practices Act. None of Company or any of its Subsidiaries, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly: (a) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company or any of its Subsidiaries (or made by any person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any legal requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to Company or any of its Subsidiaries.

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3.25 Disclosures. Neither the Company nor any person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby. The written materials delivered to the Purchaser in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.26 Transfer Agent. Company represents and warrants that it will not replace its transfer agents without Purchaser’s permission so long as the Note is outstanding. Company acknowledges that this is extremely material to the Note and the investment is made based on the assumption that this will not happen.

3.27 Shell Company Status. In 2008, the Company filed current “Form 10 information” with the SEC reflecting its status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144..

3.28 Notice of Material Changes. The Company agrees and acknowledges that so long as any obligations of the Company under any of the Transaction Documents shall exist, it shall be obligated to provide Notice to the Purchaser in the event of a material change to any representation or disclosure in any of the Transaction Documents, including but not limited to, the disclosures on the Disclosure Schedule, and failure to provide such notice shall be a breach of this Agreement. For the avoidance of doubt, filings made by the Company with the SEC that provide disclosure of such changes shall constitute sufficient notice.

4.	Representations and Warranties of the Purchaser

4.1 Purchase for Own Account. The Purchaser represents that it is acquiring the Securities for its own account.

4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (a) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (c) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.5 Existence; Authorization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, having full power and authority to own its properties and to carry on its business as conducted. The principal place of business of the Purchaser is as shown on the Accredited Investor Questionnaire. The Purchaser has the requisite power and authority to deliver this Agreement, perform its obligations set forth herein, and consummate the transactions contemplated hereby. The Purchaser has duly executed and delivered this Agreement and has obtained the necessary authorization to execute and deliver this Agreement and to perform his, her or its obligations herein and to consummate the transactions contemplated hereby. This Agreement, assuming the due execution and delivery hereof by the Company, is a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

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4.6 No Regulatory Approval. The Purchaser understands that no state or federal authority has scrutinized this Agreement or the Securities offered pursuant hereto, has made any finding or determination relating to the fairness for investment in the Securities, or has recommended or endorsed the Securities, and that the Securities has not been registered or qualified under the Act or any state securities laws, in reliance upon exemptions from registration thereunder. The Securities may not, in whole or in part, be resold, transferred, assigned or otherwise disposed of unless it is registered under the Act or an exemption from registration is available, and unless the proposed disposition is in compliance with the restrictions on transferability under federal and state securities laws.

4.7 Purchaser Received Independent Advice. The Purchaser confirms that the Purchaser has been advised to consult with the Purchaser’s independent attorney regarding legal matters concerning the Company and to consult with independent tax advisers regarding the tax consequences of investing in the Company. The Purchaser acknowledges that Purchaser understands that any anticipated United States federal or state income tax benefits may not be available and, further, may be adversely affected through adoption of new laws or regulations or amendments to existing laws or regulations. The Purchaser acknowledges and agrees that the Company is providing no warranty or assurance regarding the ultimate availability of any tax benefits to the Purchaser by reason of the subscription.

4.8 Ownership of Exchanged Note. Purchaser owns the Exchanged Note beneficially and of record, free and clear of all claims. Purchaser has never transferred or agreed to transfer the Exchanged Note, other than pursuant to this Agreement. There is no restriction affecting the ability of Purchaser to transfer the legal and beneficial title and ownership of the Exchanged Note. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of this Agreement in compliance with its terms and conditions by Purchaser will conflict with or result in any violation of any agreement, judgment, decree, order, statute or regulation applicable to Purchaser, or any breach of any agreement to which Purchaser is a party, or constitute a default thereunder, or result in the creation of any claims of any kind or nature on, or with respect to Purchaser or Purchaser’s assets.

4.9 Legends. The Purchaser understands that until such time as the Securities have been registered under the Securities Act or may be sold pursuant to Rule 144, Rule 144A under the Securities Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop- transfer order may be placed against transfer of the certificates for such Securities):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE PURCHASER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

5.	Further Agreements; Post-Closing Covenants

5.1 Form D; Blue Sky Laws. Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. Company shall take such action as Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the initial closing.

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5.2 Registration Rights.

(a) Piggy-Back Registration. Company shall give the Purchaser at least 30 days’ prior written notice of each filing by Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto), with the SEC. If requested by the Purchaser in writing within 20 days after receipt of any such notice, Company shall, at Company’s sole expense (other than the underwriting discounts, if any, payable in respect of the shares sold by the Purchaser), register or otherwise include all or, at Purchaser’s option, any portion of the Underlying Securities, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Underlying Securities through the securities exchange, if any, on which the shares of common stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable.

(b) In the event of a registration pursuant to these provisions, Company shall use its reasonable best efforts to cause the Underlying Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request; provided, however, that Company shall not be required to qualify to do business in any state by reason of this section in which it is not otherwise required to qualify to do business.

(c) Company shall keep effective any registration or qualification contemplated by this section and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Purchaser to complete the offer and sale of the Underlying Securities covered thereby.

(d) In the event of a registration pursuant to the provisions of this section, Company shall furnish to the Purchaser such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as the Purchaser may reasonably request to facilitate the disposition of the Underlying Securities included in such registration.

(e) Company shall notify the Purchaser within three (3) business days after such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(f) Company shall advise the Purchaser within three (3) business days after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and within three (3) business days take action using its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(g) Company shall within three (3) business days notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Purchaser prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Underlying Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Purchaser shall suspend all sales of the Underlying Securities upon receipt of such notice from Company and shall not re-commence sales until they receive copies of any necessary amendment or supplement to such prospectus, which shall be delivered to the Purchaser within 30 days of the date of such notice from Company.

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5.3 Legal Counsel Opinions.

(a) Upon the request of the Purchaser from to time to time, but in any case no more than once every two (2) weeks (which limit shall apply to legal opinions requested by Purchaser with respect to each Security), Company shall be responsible (at its cost) for promptly supplying to Company’s transfer agent and the Purchaser a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Underlying Securities by the Purchaser or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Underlying Securities are not then registered under the 1933 Act for resale pursuant to an effective registration statement). Should Company’s legal counsel fail for any reason to issue the Legal Counsel Opinion, the Purchaser may (at Company’s cost) secure another legal counsel to issue the Legal Counsel Opinion, and Company will instruct its transfer agent to accept such opinion. Company shall not impede the removal by its stock transfer agent of the restricted legend from any common stock certificate upon receipt by the transfer agent of a Rule 144 Opinion Letter.

5.4 Restrictions on Activities.

(a) Commencing as of the date first above written, and so long as the Company has an obligation under the Note, the Company shall not, directly or indirectly, without the Purchaser’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any Variable Rate Transactions (defined below); or (d) accept a Merchant-Cash-Advance in which it sells future receivables at a discount or any other factoring transactions, or similar financing instruments or financing transactions, whether a transaction similar to the one contemplated hereby or any other investment. Notwithstanding the foregoing, the provision contained in Section 5.4 shall not apply to an “at-the-market” financing under an effective shelf registration statement of the Company on Form S-3.

(b) Unless approved by the Purchaser, Company and each Subsidiary shall not enter into an agreement or amend an existing agreement to effect any sale of securities involving, or convert any securities previously issued under, a Variable Rate Transaction or a merchant cash advance transaction in which it sells future receivables at a discount, or a substantially similar transaction. The term “Variable Rate Transaction” means a transaction in which Company or any Subsidiary (i) issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of common stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Company or the Subsidiary, as the case may be, or the market for the common stock, other than pursuant to a customary “weighted average” anti-dilution provisions, or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at-the-market offering”) whereby Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). The Purchaser shall be entitled to obtain injunctive relief against Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

5.5 Terms of Future Financings. So long as any Preferred Shares are outstanding, upon any issuance of (or announcement of intent to effect an issuance of) any security, or amendment to (or announcement of intent to effect an amendment to) any security that was originally issued before the Effective Date, by the Company or any Subsidiary, with any term that the Purchaser reasonably believes is more favorable to the Purchaser of such security than to the Purchaser in the Securities or the Transaction Documents, or with a term in favor of the Purchaser of such security that the Purchaser reasonably believes was not similarly provided to the Purchaser in the Securities or the Transaction Documents, then (i) the Company shall notify the Purchaser of such additional or more favorable term within three (3) business days of the issuance and/or amendment (as applicable) of the respective security, which notice shall be deemed to have been given to the Purchaser if the terms of such issuance or amendment are publicly disclosed, including through a press release or filing by the Company of a report or other document with the SEC, and (ii) such term, at Purchaser’s option, shall become a part of the Securities or the Transaction Documents with the Purchaser (regardless of whether the Company complied with the notification provision of this Section 5.5). If Purchaser elects to have the term become a part of the transaction documents with the Purchaser, then the Company shall immediately deliver acknowledgment of such adjustment in form and substance reasonably satisfactory to the Purchaser (the “Acknowledgment”) within three (3) business days of Company’s receipt of request from Purchaser (the “Adjustment Deadline”), provided that Company’s failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby. Notwithstanding the foregoing, Section 5.5 shall not apply to an Exempt Issuance (as defined in the Designation) of Securities.

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5.6 Further Assurances. The Purchaser agrees and covenants that at any time and from time to time it will execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require within three (3) business days of any such request in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.7 Exchange Act Reporting. So long as the Preferred Shares are outstanding, the Company shall maintain its status as a company required to file reports under Section 13(a) of the Exchange Act and not be delinquent beyond any permitted extensions.

5.8 Senior Indebtedness. With respect to Section 6(c) of the Designation, the Purchaser agrees to vote in the affirmative for the creation or issuance of any securities of the Corporation that are not subordinate to the Series Y Preferred Stock or new Indebtedness, so long as (i) at least 20% of the proceeds resulting from the issuance of such securities or new Indebtedness and (ii) at least $1,750,000, are used to redeem the outstanding Series Y Preferred Stock held by the Purchaser.

6.	Conditions to the Company’s Obligation to Close

The obligation of the Company hereunder to issue and sell the Preferred Shares to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Purchaser shall have executed this Agreement and delivered the same to the Company.

(b) The Purchaser shall have delivered the Exchanged Note in accordance with Section 2.1 above.

(c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Effective Date and each Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to each Closing Date.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.	Conditions to The Purchaser’s Obligation to Close

The obligation of the Purchaser hereunder to exchange the Exchangeable Notes for the Preferred Shares on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

(a) The Company shall have executed this Agreement and delivered the same to the Purchaser.

(b) The Company shall have delivered to the Purchaser or caused its transfer agent to deliver to the Purchaser an account statement evidencing the issuance of the Preferred Shares.

(c) Company shall have delivered executed Transaction Documents, or such other instruments as contemplated by this Agreement.

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(d) The Company shall have delivered Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Purchaser, to its Transfer Agent and the same shall have acknowledged in writing by Company’s Transfer Agent.

(e) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

(f) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(g) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

(h) Company shall have delivered to the Purchaser (i) a certificate evidencing the formation and good standing of Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date; (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby; and (iii) lien searches for Company dated within ten (10) days of the Closing Date and again as of the Closing Date.

8.	Miscellaneous

8.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Nevada, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Nevada for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. All transactions contemplated herein are being made subject to the rules of Iska as found on Leonite’s website (Leonitecap.com/iska).

8.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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8.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Purchaser at the addresses set forth on the signature page to this Agreement or at such other addresses as the Company or Purchaser may designate by 10 days’ advance written notice to the other parties hereto.

8.6 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon the written consent of the Company and the Purchaser. Any provision of the Note may be amended or waived by the written consent of the Company and the Purchaser.

8.7 Expenses. The Company and the Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

8.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under the Transaction Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

8.9 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

8.10 Incorporation of Recitals. The representations, covenants, and recitations set forth in the recitals above are hereby incorporated into and made a part of this Agreement, including all defined terms referenced therein.

[Signature page follows]

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In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date first written above.

Address:

COMPANY:	Cardiff Lexington Corporation By: /s/ Alex Cunningham Name: Alex Cunningham Title: Chief Executive Officer	401 East Las Olas Boulevard Suite 1400 Fort Lauderdale, Florida 33301
PURCHASER:	LEONITE CAPITAL LLC By: /s/ Avi Geller Name: Avi Geller Title: Chief Investment Officer	1 Hillcrest Center Dr, Suite 232 Spring Valley, NY 10977

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Exhibit A

Exchanged Note

Security Name	Date of Issue	Agreed Upon Amount of Principal and Interest	Number of Preferred Shares being Issued
Consolidated Senior Secured Convertible Promissory Note	September 22, 2022	$3,755,632	938,908

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